EXHIBIT 13(A)

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Post-Effective Amendment No. 61 to Registration Statement No. 2-27135 of Allstate Assurance Company Separate Account B (the “Account”) on Form N-3 of our report dated April 27, 2011 on the statutory-basis financial statements of Allstate Assurance Company (the “Company”) (which report expresses an unqualified opinion on such financial statements and includes an explanatory paragraph that indicates that such financial statements were prepared in accordance with accounting practices prescribed or permitted by the Illinois Department of Insurance, which differ from and are not in accordance with accounting principles generally accepted in the United States of America, and expresses an opinion that the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America), relating to the statutory-basis financial statements of the Company, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of the Registration Statement, and to the reference to us under the heading “Experts” in the Statement of Additional Information which is included in such Prospectus.

/s/ Deloitte & Touche LLP

Chicago, Illinois

May 2, 2011

EXHIBIT 13(A)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 61 to Registration Statement No. 2-27135 of Allstate Assurance Company Separate Account B (the “Account”) of Allstate Assurance Company on Form N-3 of our report dated February 25, 2011 on the financial statements of the Account appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of the Registration Statement, and to the reference to us under the headings “General Information and History”, “Independent Registered Public Accounting Firm” and “Experts” in the Statement of Additional Information in such Registration Statement.

/s/ Deloitte & Touche LLP

Chicago, Illinois

May 2, 2011